EXHIBIT 10.1

                               AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT


                                                              August 2, 1996



All American Semiconductor, Inc.
16115 Northwest 52nd Avenue
Miami, Florida  33014
Attention:  Chief Financial Officer

Ladies and Gentlemen:

                  Reference is made to the Loan and Security Agreement dated as of May 3, 1996 among Harris Trust and Savings Bank, as a Lender and as Administrative Agent for the Lenders, American National Bank and Trust Company of Chicago, as a Lender and as Collateral Agent for the Lenders and the other Lenders party thereto and All American Semiconductor, Inc. (the "Loan Agreement"). Unless defined herein, capitalized terms used herein shall have the meanings provided for such terms in the Loan Agreement.

                  Borrower has requested that Requisite Lenders agree to amend the Loan Agreement in order to modify certain financial covenants and financial statement delivery requirements contained in the Loan Agreement. Requisite Lenders have agreed to the foregoing on the terms and pursuant to the conditions provided herein.

                  Therefore, the parties hereto hereby agree as follows:

                  1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                  (a) SECTION 7.1(b). Section 7.1(b) of the Loan Agreement is hereby amended by deleting therefrom the phrase "thirty (30) days" and inserting in its place the phrase "forty-five (45) days."

                  (b) SECTION 8.17. Section 8.17 of the Loan Agreement is hereby amended by deleting the amount "$24,300,000" from the second testing period of June 30, 1996 through and including September 29, 1996 and inserting in its place the amount "$23,750,000."

                  (c) SECTION 8.18. Section 8.18 of the Loan Agreement is hereby amended by deleting therefrom the first testing period ending on June 30, 1996.

                  (e) SCOPE. This Amendment No. 1 to Loan and Security Agreement shall have the effect of amending the Loan Agreement and the other Financing Agreements as appropriate to

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express the agreements contained herein. In all other respects, the Loan
Agreement and the other Financing Agreements shall remain in full force and effect in accordance with their respective terms.

                  2.       CONDITIONS  TO  EFFECTIVENESS.  This  Amendment
No. 1 to Loan and Security Agreement shall be effective immediately upon the execution hereof by Requisite Lenders, the acceptance hereof by each Borrower and each Guarantor, and the delivery hereof to the Administrative Agent, at 111 West Monroe Street, Chicago, Illinois 60603, Attention: Mr. Kevin Delaplane, Vice President, on or before August 5, 1996.

                           Very truly yours,

                             HARRIS TRUST AND SAVINGS BANK,
                                as Administrative Agent and a Lender
                             Pro Rata Share:  25%

                           By: /s/ HAREN BUCH
                              ----------------------------------
                             Its: Vice President


                             AMERICAN NATIONAL BANK AND
                                TRUST COMPANY OF CHICAGO,
                                as Collateral Agent and a Lender
                             Pro Rata Share:  25%

                           By: /s/ MARTHA GASKIN
                              ----------------------------------
                             Its: Vice President


                           SANWA BUSINESS CREDIT
                              CORPORATION, as a Lender
                           Pro Rata Share:  12.5%

                           By: _______________________________
                             Its: ______________________________


                           MERCANTILE BUSINESS CREDIT,
                              INC., as a Lender
                           Pro Rata Share:  12.5%

                           By:  /s/ MICKEY SELF
                              ---------------------------------
                             Its: Vice President

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                           THE BANK OF NEW YORK
                              COMMERCIAL CORPORATION,
                              as a Lender
                           Pro Rata Share:  12.5%

                           By: _______________________________
                             Its: ______________________________


                           NATIONSBANK OF TEXAS, N.A.,
                              as a Lender
                           Pro Rata Share:  12.5%

                           By: _______________________________
                             Its: ______________________________


Acknowledged and agreed to as of this 5th day of August, 1996.
                                      ---

ALL AMERICAN SEMICONDUCTOR, INC.


By: /s/ HOWARD FLANDERS
    -------------------
    Its: VP & CFO

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                   ACKNOWLEDGMENT AND ACCEPTANCE OF GUARANTORS

                  Each of the undersigned, in its capacity as a Guarantor of the Liabilities of Borrowers to Agents and Lenders under the Loan Agreement, hereby acknowledges receipt of the foregoing Amendment No. 1 to Loan and Security Agreement, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Master Corporate Guaranty executed by it and agrees that such Master Corporate Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.


                          Dated:  August 5, 1996

                          Each of the Subsidiaries of All American
                             Semiconductor, Inc. listed on Exhibit A
                             attached hereto

                          By: /s/ HOWARD FLANDERS
                              -------------------
                              Its: VP & CFO

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                                    EXHIBIT A

                                  SUBSIDIARIES


Access Micro Products, Inc.
All American A.V.E.D., Inc.
All American Added Value, Inc.
All American Semiconductor of Atlanta, Inc.
All American Semiconductor of Chicago, Inc.
All American Semiconductor of Florida, Inc.
All American Semiconductor of Huntsville, Inc.
All American Semiconductor of Massachusetts, Inc.
All American Semiconductor of Michigan, Inc.
All American Semiconductor of Minnesota, Inc.
All American Semiconductor of New York, Inc.
All American Semiconductor of Philadelphia, Inc.
All American Semiconductor of Phoenix, Inc.
All American Semiconductor of Portland, Inc.
All American Semiconductor of Rockville, Inc.
All American Semiconductor of Salt Lake, Inc.
All American Semiconductor of Texas, Inc.
All American Semiconductor-Northern California, Inc.
All American Semiconductor of Washington, Inc.
All American Technologies, Inc.
All American Transistor of California, Inc.
American Assemblies & Design, Inc.
Aved Industries, Inc.
Palm Electronics Manufacturing Corp.
All American Semiconductor of Ohio, Inc.
All American Semiconductor of Wisconsin, Inc.
Programming Plus Incorporated